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                               EXHIBIT INDEX

(g)(1) Redacted copy of Automatic Agreement between IDS Life Insurance Company and Reinsurer, dated April 1, 1990.

(g)(2) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 and identified as Number 649-1-0, between IDS Life Insurance Company and Reinsurer, effective May 1, 1991.

(g)(3) Redacted copy of Automatic Agreement between IDS Life Insurance Company and Reinsurer, dated April 1, 1990.

(g)(4) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 and identified as Number 649-1-0, between IDS Life Insurance Company and Reinsurer, effective May 1, 1991.

(g)(5) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 and identified as Number 649-2-0, between IDS Life Insurance Company and Reinsurer, effective May 1, 1992.

(g)(6) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 and identified as Number 649-3-0, between IDS Life Insurance Company and Reinsurer, effective November 1, 1993.

(g)(7) Redacted copy of Reinsurance Agreement between IDS Life Insurance Company and Reinsurer, dated August 29, 1990, and identified as document U81352.

(g)(8) Redacted copy of Automatic Reinsurance Agreement between IDS Life Insurance Company and Reinsurer.

(g)(9) Redacted copy of Amendment Number 5 to the Automatic Reinsurance Agreement dated April 1, 1990 between IDS Life Insurance Company and Reinsurer, effective August 1, 1994.

(g)(10) Redacted copy of Automatic Reinsurance Agreement between IDS Life Insurance Company and Reinsurer.

(g)(11) Redacted copy of Amendment Number 3 to the Automatic Reinsurance Agreement dated October 1, 1985 between IDS Life Insurance Company and Reinsurer, effective January 1, 1989.

(g)(12) Redacted copy of Amendment Number 2 to the Automatic Reinsurance Agreement dated October 1, 1985 between IDS Life Insurance Company and Reinsurer, effective June 17, 1987.

(g)(13) Redacted copy of Amendment Number 9 to the Automatic Reinsurance Agreement referred to as Number NA4428-90, dated April 1, 1990, made between IDS Life Insurance Company and Reinsurer, effective June 1, 2002.

(g)(14) Redacted copy of Amendment Number 7 to the Automatic Reinsurance Agreement referred to as Number NA4428-90, dated April 1, 1990, made between IDS Life Insurance Company and Reinsurer, effective August 1, 1998.

(k)      Consent and Opinion of Counsel.

(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development.

(m)(1)   Calculations of Illustrations for VUL.

(n) Consent of Independent Registered Public Accounting Firm for VUL dated April 25, 2005.

(r)(3) Power of Attorney to sign amendments to this Registration Statement dated December 5, 2005.